SUMMARY PROSPECTUS

July 31, 2017

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated July 31, 2017, along with the Fund's annual report dated March 31, 2017, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.centerstoneinv.com/communications/literature. You can also obtain these documents at no cost by calling 877.314.9006 or by sending an email request to ordercenterstonefunds@thegeminicompanies.com.

Investment Objective. The investment objective of the Centerstone International Fund (the “International Fund”) is to seek long-term growth of capital.

Fees and Expenses of the International Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the International Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None
Redemption Fee (as a percentage of amounts redeemed within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	2.02%	2.00%	2.01%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.19%	3.92%	2.93%
Fee Waiver/Expense Reimbursement	(1.82)%	(1.80)%	(1.81)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.37%	2.12%	1.12%

(1)    A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

(2)    If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of International Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

(3)    This number represents the combined total fees and operating expenses of the acquired funds owned by the International Fund and is not a direct expense incurred by the International Fund or deducted from the International Fund’s assets. Since this number does not represent a direct operating expense of the International Fund, the operating expenses set forth in the International Fund’s financial highlights do not include this figure.

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(4)    Pursuant to an operating expense limitation agreement between Centerstone Investors, LLC (the “Adviser”) and the Trust, the Adviser has agreed to waive its fees and/or absorb expenses of the International Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the International Fund do not exceed 1.35%, 2.10% and 1.10%, of the International Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through March 31, 2019. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the International Fund’s annual operating expenses to exceed the lower of the expense cap currently in place or that was in place at the time the fees were waived.

Example. This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2019. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$633	$1,091	$1,754	$3,519
Class C	Shares held $215 Shares sold $315	$844	$1,677	$3,840
Class I	$114	$546	$1,193	$2,932

Portfolio Turnover. The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the International Fund’s performance. During the fiscal period ended March 31, 2017, the Fund’s portfolio turnover rate was 19.46% of the average value of its portfolio.

Principal Investment Strategies. To achieve its objective of long-term capital growth, normally, the International Fund invests at least 60% of its net assets in foreign (non-U.S.) equity securities. Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. The International Fund also may invest up to 40% of its total assets in debt instruments (including those of foreign issuers). The Fund may also invest

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in cash and cash equivalents. The International Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. The International Fund may invest in debt securities generally without regard to their credit rating or time to maturity. The International Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The International Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. The International Fund may invest in the foregoing securities directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The International Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. The Adviser will follow a bottom-up oriented long-term investment philosophy. The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. The International Fund will focus its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the International Fund seeks a “margin of safety” in investments with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed. The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

Investment decisions for the International Fund are made without regard to the capitalization (size) of the companies in which it invests. The International Fund may invest in any size company, including large, medium and smaller companies.

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The International Fund will invest primarily in equity securities of companies traded in mature markets (markets that already have a number of established companies, for example, Japan, Germany and France) and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The International Fund intends to invest its assets in investments that are tied economically to a number of countries throughout the world. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (not including the U.S. although the Fund may also invest in U.S. issuers).

In selecting debt securities to achieve the International Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the International Fund. The principal risks of investing in the International Fund are:

w	General Risks. Economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the International Fund invests. There is risk that these and other factors may adversely affect the International Fund’s performance. You could lose money by investing in the International Fund.
w	Management Risk. Management risk is the risk that the investment process used by the International Fund’s portfolio manager could fail to achieve the International Fund’s investment goal and cause an investment in the International Fund to lose value.
w	Market Risk. The value of the International Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the International Fund invests, as well as economic, political, or social events in the United States or abroad.
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w	Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.
w	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments which may affect the value of foreign securities, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.
w	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the International Fund owns and the International Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
w	Gold and Precious Metals Risk. The International Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the International Fund’s performance.
w	ETF Risk. Investment in an ETF carries risks associated with the ETF’s underlying securities and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. ETFs are also subject to investment adviser fees and other expenses, which will be indirectly paid by the Fund.
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w	Hedging Risk. Hedging is a strategy in which the International Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the International Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The International Fund is not required to use hedging and may choose not to do so.
w	Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
w	Equity Securities Risk. The International Fund invests in common stock (and securities convertible into common stocks) which subjects the International Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the International Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the International Fund’s investments goes down, your investment in the International Fund decreases in value and you could lose money.
w	Large-Cap Company Risk. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.
w	Mid-Cap Company Risk. The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.
w	Small-Cap Company Risk. The risk that the securities of small-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, therefore, their securities tend to be more volatile than the securities of larger, more established companies.
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w	Fixed Income Risk. When the International Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the International Fund may fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the International Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
w	Junk Bond Risk. The risk that lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
w	Derivatives Risk. The International Fund may use derivatives (including futures) to enhance returns or hedge against market declines. The International Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
w	Credit Risk. Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the International Fund’s investment in that issuer. The International Fund may invest in debt instruments that are below investment grade, i.e., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the International Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.
w	Limited Operating History Risk. The International Fund is new and has a limited history of operation. Accordingly, an investment in the International Fund entails a high degree of risk. There can be no assurance that the International Fund and the Adviser will achieve the International Fund’s investment objective.
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w       Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the International Fund to achieve its investment objective and could increase the operating expenses of the International Fund.

w       Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the International Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the International Fund or its service providers can result in, among other things, financial losses to the International Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential International Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the International Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Performance. As the International Fund does not have a full calendar year of investment operations, no performance information is presented for the International Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information are mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling the International Fund toll-free at 877.314.9006.

Investment Adviser. Centerstone Investors, LLC serves as the International Fund’s Adviser.

Portfolio Manager. The following individual serves as the International Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the International Fund since
Abhay Deshpande, CFA	Founder & CIO of the Adviser	May 2016

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Purchase and Sale of Fund Shares. You may conduct transactions by mail (Centerstone International Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130), or by telephone at 877.314.9006. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500, $2,500 and $100,000, respectively ($1,000, $1,000 and $100,000 for IRAs and other retirement plans, respectively). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Funds through omnibus arrangements. These limits are applied on a per transaction basis or, in the case of the maximum investment amount, on aggregate purchases by an investor on a single trading day. The Investors Fund may waive or reduce its minimum or maximum investment amount from time to time in the sole discretion of the Adviser.

Tax Information. The International Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase International Fund shares through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTORS

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